UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2005

The Allied Defense Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11376	04-2281015
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8000 Towers Crescent Drive, Suite 260, Vienna, Virginia		22182
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 847-5268

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 4.01 Changes in Registrant's Certifying Accountant.

On October 3, 2005, The Allied Defense Group, Inc. (the "Company") filed a Form 8-K to report that it was informed by Grant Thornton LLP ("Grant Thornton"), the Company’s independent registered public accounting firm, that Grant Thornton has resigned as the Company’s independent registered public accounting firm. The Form 8-K reported that Grant Thornton will assist the Company in the completion of the Company’s Form 10-K/A for the period ended December 31, 2004 and the Company’s Form 10-Q/A for the period ended March 31, 2005.

The Company filed its Form 10-K/A for the period ended December 31, 2004 on October 5, 2005, and its Form 10-Q/A for the period ended March 31, 2005 on October 21, 2005.

The Company reaffirms the other statements set forth in its Form 8-K filed on October 3, 2005.

The Company has engaged BDO Seidman, LLP (BDO) as its independent registered public accounting firm as of October 27, 2005. Attached hereto as Exhibit 99.1 is a press release announcing the engagement.

During the years ended December 31, 2004 and 2003 and through October 27, 2005, the Company has not consulted with BDO regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did BDO provide advice to the Company, either written or oral, that was an important factor considered by the Company in making a decision as to an accounting, auditing, or financial reporting issue.

During the years ended December 31, 2004 and 2003, and through October 27, 2005, the Company has not consulted with BDO about any matter that was the subject of a "disagreement" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a "reportable event" (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Grant Thornton with a copy of the disclosures made in this Form 8-K/A prior to the filing of this Form 8-K/A and has requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above disclosures. A copy of that letter, dated October 31, 2005, is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated October 31, 2005

Exhibit 99.1 Press Release dated October 31, 2005

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Allied Defense Group, Inc.

October 31, 2005	By:	John J. Marcello

Name: John J. Marcello
Title: Chief Executive Officer and President

Top of the Form

Exhibit Index

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated October 31, 2005
99.1	Press Release dated October 31, 2005